Net (Loss) Income per Share and Unaudited Pro Forma Net Income per Share - Schedule of Issuable Weighted Average Share (Detail) - shares	3 Months Ended	9 Months Ended
	Dec. 25, 2020	Dec. 25, 2020
Earnings Per Share [Abstract]
Unvested restricted stock units ("RSUs")	377,767	125,922
Unvested performance stock units ("PSUs")	422,768	140,923
Shares related to Common Stock Conversion	56,752,747	123,250,916
Total	57,553,282	123,517,761